UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 14, 2009

Date of Report (Date of earliest event reported)

FCStone Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33363	42-1091210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116
(Address of principal executive offices) (Zip Code)

(800) 255- 6381

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On January 14, 2009, the stockholders of FCStone Group, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 shares to 100,000,000 shares. The Certificate of Amendment to the Company’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 15, 2009. The Certificate of Amendment is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03. The Company’s Certificate of Incorporation is filed herewith as Exhibit 3.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03. A Certificate of Ownership and Merger is filed herewith as Exhibit 3.3 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

Number	Description
3.1	Certificate of Amendment
3.2	Certificate of Incorporation
3.3	Certificate of Ownership and Merger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCSTONE GROUP, INC.

Dated: January 16, 2008

	By:	/s/ Aaron M Schroeder
Aaron M. Schroeder
Vice President/Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Amendment
3.2	Certificate of Incorporation
3.3	Certificate of Ownership and Merger

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